Exhibit 99.1 FIRST QUARTER 2020 INVESTORS PRESENTATIONExhibit 99.1 FIRST QUARTER 2020 INVESTORS PRESENTATION

Forward-Looking Statements The information disclosed in this document, nationally, regionally and in the Company’s including the statements regarding the markets, the nature and timing of actions of the prospective impact of COVID-19, includes various Federal Reserve Board and other regulators, the forward-looking statements that are made in nature and timing of legislation and regulation reliance upon the safe harbor provisions of the affecting the financial services industry, Private Securities Litigation Reform Act of 1995. government intervention in the U.S. financial The words “anticipates”, “projects”, “intends”, system, changes in federal and state tax laws, “estimates”, “expects”, “believes”, “plans”, “may”, changes in levels of market interest rates, pricing “will”, “should”, “could”, and other similar pressures on loan and deposit products, credit expressions are intended to identify such forward- risks of the Company’s lending and leasing looking statements. The Company cautions that activities, successful implementation, deployment these forward-looking statements are necessarily and upgrades of new and existing technology, speculative and speak only as of the date made, systems, services and products, customers’ and are subject to numerous assumptions, risks acceptance of the Company’s products and and uncertainties, all of which may change over services and competition. Any statements made time. Actual results could differ materially from by the Company that are not historical facts such forward-looking statements. The following should be considered to be forward-looking factors, among others, could cause actual results statements. The Company is not obligated to to differ materially and adversely from such update and does not undertake to update any of forward-looking statements: changes in the its forward-looking statements made herein. financial services industry and the U.S. and global capital markets, changes in economic conditions 2Forward-Looking Statements The information disclosed in this document, nationally, regionally and in the Company’s including the statements regarding the markets, the nature and timing of actions of the prospective impact of COVID-19, includes various Federal Reserve Board and other regulators, the forward-looking statements that are made in nature and timing of legislation and regulation reliance upon the safe harbor provisions of the affecting the financial services industry, Private Securities Litigation Reform Act of 1995. government intervention in the U.S. financial The words “anticipates”, “projects”, “intends”, system, changes in federal and state tax laws, “estimates”, “expects”, “believes”, “plans”, “may”, changes in levels of market interest rates, pricing “will”, “should”, “could”, and other similar pressures on loan and deposit products, credit expressions are intended to identify such forward- risks of the Company’s lending and leasing looking statements. The Company cautions that activities, successful implementation, deployment these forward-looking statements are necessarily and upgrades of new and existing technology, speculative and speak only as of the date made, systems, services and products, customers’ and are subject to numerous assumptions, risks acceptance of the Company’s products and and uncertainties, all of which may change over services and competition. Any statements made time. Actual results could differ materially from by the Company that are not historical facts such forward-looking statements. The following should be considered to be forward-looking factors, among others, could cause actual results statements. The Company is not obligated to to differ materially and adversely from such update and does not undertake to update any of forward-looking statements: changes in the its forward-looking statements made herein. financial services industry and the U.S. and global capital markets, changes in economic conditions 2

Corporate Profile LBAI - NASDAQ Founded in 1969 51 Branches - Serving Northern/Central NJ & Hudson Valley, NY 8 Regional Commercial Lending Centers 1 Commercial Loan Production Office Financial Snapshot Assets $7.0 Billion Loans $5.3 Billion Deposits $5.5 Billion (1) Market Cap $545 Million 1 Stock Price as of March 31, 2020 - $ 10.81 3Corporate Profile LBAI - NASDAQ Founded in 1969 51 Branches - Serving Northern/Central NJ & Hudson Valley, NY 8 Regional Commercial Lending Centers 1 Commercial Loan Production Office Financial Snapshot Assets $7.0 Billion Loans $5.3 Billion Deposits $5.5 Billion (1) Market Cap $545 Million 1 Stock Price as of March 31, 2020 - $ 10.81 3

Who We Are Half a century after opening for business in Newfoundland, NJ. We have grown to a network of over 50 offices, committed to meeting the financial needs of local residents & businesses, and are proud to be characterized as the following. Traditional Commercial Bank Conservative & Consistent Scarce & Valuable Franchise Banking Philosophy Relationship Lender One of the Largest Publically Diversified Commercial Real Traded Banks in NJ Low Risk Model Estate Portfolio One of the Lowest Cost of Disciplined Acquirer (1) Focus is NOT Multifamily Lending Funds in the State (1) Source: S&P Global Q1 2020 for NJ banks with total assets greater than $500 million. 4Who We Are Half a century after opening for business in Newfoundland, NJ. We have grown to a network of over 50 offices, committed to meeting the financial needs of local residents & businesses, and are proud to be characterized as the following. Traditional Commercial Bank Conservative & Consistent Scarce & Valuable Franchise Banking Philosophy Relationship Lender One of the Largest Publically Diversified Commercial Real Traded Banks in NJ Low Risk Model Estate Portfolio One of the Lowest Cost of Disciplined Acquirer (1) Focus is NOT Multifamily Lending Funds in the State (1) Source: S&P Global Q1 2020 for NJ banks with total assets greater than $500 million. 4

Balanced Loan Portfolio (1) Loan Portfolio Growth Loan Composition Consumer Residential CAGR excluding acquisitions: 9.3% $340 Mortgage CAGR: 14.8% 7% $334 6% Leases $5,332 $116 $5,141 2% Construction $4,460 $334 6% $4,157 $3,874 C&I $467 $2,968 9% CRE $3,741 70% CRE / Capital (2) 446% 2015 2016 2017 2018 2019 2020 Q1 (1) Acquired loans of $580 in 2016, $426 in 2019 (2) Represents Lakeland Bank’s CRE to total risk based capital ratio, as of March 31, 2020, per 5 regulatory guidelinesBalanced Loan Portfolio (1) Loan Portfolio Growth Loan Composition Consumer Residential CAGR excluding acquisitions: 9.3% $340 Mortgage CAGR: 14.8% 7% $334 6% Leases $5,332 $116 $5,141 2% Construction $4,460 $334 6% $4,157 $3,874 C&I $467 $2,968 9% CRE $3,741 70% CRE / Capital (2) 446% 2015 2016 2017 2018 2019 2020 Q1 (1) Acquired loans of $580 in 2016, $426 in 2019 (2) Represents Lakeland Bank’s CRE to total risk based capital ratio, as of March 31, 2020, per 5 regulatory guidelines

Commercial Loan Portfolio Commercial Portfolio Growth Commercial Loan Composition Owner Occupied 18% $4,541 $4,357 Multifamily 16% $3,713 Retail 15% $3,436 $3,118 Industrial 11% Office 10% $2,187 Mixed 9% Other 6% Portfolio Residential Constr. 6% *W Avg. LTV 53% Comm'l Res 1-4 Fam *W Avg. DSCR 1.7 5% Commercial Constr. 2% 2015 2016 2017 2018 2019 2020 Q1 Hotels/Resturants 2% CRE C&I Construction * W Avg. LTV and DSCR as of most recent financial review 6Commercial Loan Portfolio Commercial Portfolio Growth Commercial Loan Composition Owner Occupied 18% $4,541 $4,357 Multifamily 16% $3,713 Retail 15% $3,436 $3,118 Industrial 11% Office 10% $2,187 Mixed 9% Other 6% Portfolio Residential Constr. 6% *W Avg. LTV 53% Comm'l Res 1-4 Fam *W Avg. DSCR 1.7 5% Commercial Constr. 2% 2015 2016 2017 2018 2019 2020 Q1 Hotels/Resturants 2% CRE C&I Construction * W Avg. LTV and DSCR as of most recent financial review 6

Strong Asset Quality (1) Nonaccruals / Loans (%) NPAs / Loans + OREO (%) 1.40% 2.00% 1.05% 1.50% 0.77% 1.22% 0.74% 1.14% 0.61% 0.70% 1.00% 0.70% 0.41% 0.62% 0.33% 0.53% 0.50% 0.27% 0.35% 0.50% 0.00% 0.00% 2015 2016 2017 2018 2019 2020 Q1 2015 2016 2017 2018 2019 2020 Q1 Reserves / Nonaccrual Loans (%) NCOs / Avg. Loans (%) 0.50% 350.0% 310.7% 300.0% 0.40% 259.7% 250.0% 0.30% 189.2% 200.0% 0.19% 150.9% 136.0% 0.20% 150.0% 122.4% 100.0% 0.10% 0.06% 0.05% 0.05% 0.03% 50.0% 0.00% 0.00% 0.0% 2015 2016 2017 2018 2019 2020 Q1 2015 2016 2017 2018 2019 2020 Q1 (0.10%) (1) NPAs include Troubled Debt Restructurings. 7Strong Asset Quality (1) Nonaccruals / Loans (%) NPAs / Loans + OREO (%) 1.40% 2.00% 1.05% 1.50% 0.77% 1.22% 0.74% 1.14% 0.61% 0.70% 1.00% 0.70% 0.41% 0.62% 0.33% 0.53% 0.50% 0.27% 0.35% 0.50% 0.00% 0.00% 2015 2016 2017 2018 2019 2020 Q1 2015 2016 2017 2018 2019 2020 Q1 Reserves / Nonaccrual Loans (%) NCOs / Avg. Loans (%) 0.50% 350.0% 310.7% 300.0% 0.40% 259.7% 250.0% 0.30% 189.2% 200.0% 0.19% 150.9% 136.0% 0.20% 150.0% 122.4% 100.0% 0.10% 0.06% 0.05% 0.05% 0.03% 50.0% 0.00% 0.00% 0.0% 2015 2016 2017 2018 2019 2020 Q1 2015 2016 2017 2018 2019 2020 Q1 (0.10%) (1) NPAs include Troubled Debt Restructurings. 7

Commercial Loan Forbearance Commercial Portfolio Forbearance Requests Total Outstanding Balance $4.7 Billion By Loan Type Total Forbearance Requests: $745 Million Equipment Finance C & I CRE: Owner $38 $59 Occupied 5% 8% $103 Construction 14% and Land Yes $15 $745 2% 16% CRE: Investor No Owned $3,913 $530 71% 84% Forbearance Requests are well secured and represent 16% of Portfolio Data as of April 16, 2020 Forbearance requests require credit approval 8Commercial Loan Forbearance Commercial Portfolio Forbearance Requests Total Outstanding Balance $4.7 Billion By Loan Type Total Forbearance Requests: $745 Million Equipment Finance C & I CRE: Owner $38 $59 Occupied 5% 8% $103 Construction 14% and Land Yes $15 $745 2% 16% CRE: Investor No Owned $3,913 $530 71% 84% Forbearance Requests are well secured and represent 16% of Portfolio Data as of April 16, 2020 Forbearance requests require credit approval 8

Commercial Loan Forbearance Request Detail Forbearance Requests of $745M by Property Type Commercial Loans with Recourse Retail $161 Mixed Use $87 No Office $65 14% Industrial $64 Multi Family $58 Special Use $57 1-4 Family $54 Yes Hotels $46 86% Commercial $40 Equip Finance $38 Hospitality $29 Healthcare $20 Construction $15 Restaurants $11 Data as of April 16, 2020 9Commercial Loan Forbearance Request Detail Forbearance Requests of $745M by Property Type Commercial Loans with Recourse Retail $161 Mixed Use $87 No Office $65 14% Industrial $64 Multi Family $58 Special Use $57 1-4 Family $54 Yes Hotels $46 86% Commercial $40 Equip Finance $38 Hospitality $29 Healthcare $20 Construction $15 Restaurants $11 Data as of April 16, 2020 9

Residential and Consumer Loan Forbearance Residential / Consumer Portfolio Total Outstanding Balance $674 Million Residential Consumer WA FICO 780 720 Residential Forbearance Requests $36 Million WA LTV 52% 51% Origination Vintage Analysis Forbearance Requests $54 Million 8% of Residential / Consumer Portfolio 2008 and Earlier $5 12% 2018 to 2009 to 2011 Present $5 $13 14% 37% Consumer $18 2012 to 2014 Residential $6 $36 17% 2015 to 2017 $7 20% Data as of April 16, 2020 10Residential and Consumer Loan Forbearance Residential / Consumer Portfolio Total Outstanding Balance $674 Million Residential Consumer WA FICO 780 720 Residential Forbearance Requests $36 Million WA LTV 52% 51% Origination Vintage Analysis Forbearance Requests $54 Million 8% of Residential / Consumer Portfolio 2008 and Earlier $5 12% 2018 to 2009 to 2011 Present $5 $13 14% 37% Consumer $18 2012 to 2014 Residential $6 $36 17% 2015 to 2017 $7 20% Data as of April 16, 2020 10

Core Deposit Focus

Deposit Composition



Jumbo Time
$238
4%
Retail Time
$846
16%
Demand
Deposits
$1,130
21%
Savings and
NOW
Accounts
$3,241
59%

Q1 Cost of Total Deposits: 0.82%
Core Deposits: 80%

Deposit Growth(2)



CAGR ex acquisitions: 9.8%
CAGR: 15.1%
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,996
$4,093
$4,369
$4,620
$5,294
$5,455
2015
2016
2017
2018
2019
2020 Q1
Core Deposits
CDs

Demand Deposit Growth(3)



CAGR ex acquisitions: 7.4%
CAGR: 12.1%
$694
$927
$967
$950
$1,124
$1,130
2015
2016
2017
2018
2019
2020 Q1

(1) Jumbo time deposits defined as time deposits above $250,000
(2) Acquired deposits in 2016 = $583, 2019 = $410
(3) Acquired demand deposits in 2016 = $108, 2019 = $81

Lakeland Bancorp, Inc.

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NJ Deposit Market Share Number in Market of Market Share Institution Branches ($mm) (%) Rank 1 Valley National Bancorp 166 1 8,121 20.7 2 Investors Bancorp Inc. 112 1 5,605 17.8 3 OceanFirst Financial Corp. 79 7,192 8.2 4 Provident Financial Services Inc. 81 6,686 7.6 5 Columbia Financial Inc. (MHC) 61 5,663 6.5 6 Lakeland Bancorp Inc. 51 5,029 5.7 7 ConnectOne Bancorp Inc. 29 4,809 5.5 8 Kearny Financial Corp. 52 4,174 4.8 9 Peapack-Gladstone Financial Corp. 20 4,104 4.7 10 Spencer Savings Bank SLA 24 2,112 2.4 Top 10 New Jersey Banks 675 73,495 83.9 Total NJ Banks In Market 915 87,621 100.0 Source: S&P Global as of June 2019. 12NJ Deposit Market Share Number in Market of Market Share Institution Branches ($mm) (%) Rank 1 Valley National Bancorp 166 1 8,121 20.7 2 Investors Bancorp Inc. 112 1 5,605 17.8 3 OceanFirst Financial Corp. 79 7,192 8.2 4 Provident Financial Services Inc. 81 6,686 7.6 5 Columbia Financial Inc. (MHC) 61 5,663 6.5 6 Lakeland Bancorp Inc. 51 5,029 5.7 7 ConnectOne Bancorp Inc. 29 4,809 5.5 8 Kearny Financial Corp. 52 4,174 4.8 9 Peapack-Gladstone Financial Corp. 20 4,104 4.7 10 Spencer Savings Bank SLA 24 2,112 2.4 Top 10 New Jersey Banks 675 73,495 83.9 Total NJ Banks In Market 915 87,621 100.0 Source: S&P Global as of June 2019. 12

Investment Securities Portfolio Securities Composition $946 million, or 13% of assets Equities, CRA Government 2% Primarily used for liquidity purposes & Agencies 20% Short term agencies, MBS, and municipals MBS/CMO 63% Corporate Debt Average Yield for Q1: 2.57% 1% Municipals Weighted Average Life: 5.0 years 9% ABS 5% Effective Duration: 3.6 years AFS is 88% of portfolio / HTM is 12% 13Investment Securities Portfolio Securities Composition $946 million, or 13% of assets Equities, CRA Government 2% Primarily used for liquidity purposes & Agencies 20% Short term agencies, MBS, and municipals MBS/CMO 63% Corporate Debt Average Yield for Q1: 2.57% 1% Municipals Weighted Average Life: 5.0 years 9% ABS 5% Effective Duration: 3.6 years AFS is 88% of portfolio / HTM is 12% 13

Mergers & Acquisitions

Highlands Bancorp


Legacy Highlands (4)
LPOs (2)

Announcement Date:	8/23/2018
Assets:	$488mm
Deal Value:	$56.7mm
Price/TBV:	1.89x
EPS Accretion:	4.0%
TBV Dilution:	~1.5%
TBV Earnback:	< 2 Years
Board Seats:	None

Rationale
- Expanding presence in Sussex, Passaic and Morris counties
- Low execution risk and achievable cost savings

Harmony Bank


Legacy Harmony (3)
LPOs (2)

Announcement Date:	2/18/2016
Assets:	$295mm
Deal Value:	$32.0mm
Price/TBV:	1.29x
EPS Accretion:	1.0%
TBV Dilution:	~0.5%
TBV Earnback:	3.5 Years
Board Seats:	None

Rationale
- Expansion into Middlesex/Monmouth/Ocean Counties
- Leverage Existing Commercial Loan Production Office
- Exclusive negotiations

Pascack Bancorp


Legacy Pascack (7)
LPOs (2)

Announcement Date:	8/4/2015
Assets:	$403mm
Deal Value:	$43.8mm
Price/TBV:	1.31x
EPS Accretion:	4.5%
TBV Dilution:	~2.7%
TBV Earnback:	3.5 Years
Board Seats:	Lawrence Inserra Jr.

Rationale
- Growth opportunity in Bergen/Essex Counties
- Exclusive negotiations

Note: Represents data at announcement date

Lakeland Bancorp, Inc.
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Franchise Growth Total Tangible Book Value Per Core Earnings Per (1) (2) Assets Share Share CAGR: 10.0% CAGR: 15.0% $1.43 $7,014 $6,711 $1.32 $11.43 $11.18 $5,806 $1.11 $10.22 $5,406 $1.02 $5,093 $9.38 $8.70 $0.88 $7.62 $3,870 $0.24 2015 2016 2017 2018 2019 2020 Q1 2015 2016 2017 2018 2019 2020 Q1 2015 2016 2017 2018 2019 2020 Q1 (1) Acquired total assets of $732 in 2016, $496 in 2019 (2) Core earnings per share excludes non-recurring items, merger related expenses and related 15 gains/losses on sale of securitiesFranchise Growth Total Tangible Book Value Per Core Earnings Per (1) (2) Assets Share Share CAGR: 10.0% CAGR: 15.0% $1.43 $7,014 $6,711 $1.32 $11.43 $11.18 $5,806 $1.11 $10.22 $5,406 $1.02 $5,093 $9.38 $8.70 $0.88 $7.62 $3,870 $0.24 2015 2016 2017 2018 2019 2020 Q1 2015 2016 2017 2018 2019 2020 Q1 2015 2016 2017 2018 2019 2020 Q1 (1) Acquired total assets of $732 in 2016, $496 in 2019 (2) Core earnings per share excludes non-recurring items, merger related expenses and related 15 gains/losses on sale of securities

Consistent Profitability

Core Return on Assets[1] (%)



1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.93%
0.96%
1.01%
1.15%
1.16%
0.76%
2015
2016
2017
2018
2019
2020 Q1

Core Return on Equity[1] (%)



12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.61%
9.34%
9.35%
10.66%
10.48%
6.77%
2015
2016
2017
2018
2019
2020 Q1

Net Interest Margin (%)



4.00%
3.75%
3.50%
3.25%
3.00%
3.47%
3.41%
3.38%
3.36%
3.33%
3.28%
2015
2016
2017
2018
2019
2020 Q1

Efficiency Ratio[2] (%)



66.0%
62.0%
58.0%
54.0%
50.0%
61.1%
56.7%
53.4%
56.1%
54.8%
55.3%
2015
2016
2017
2018
2019
2020 Q1

(1) Core income excludes nonrecurring items, merger related expenses and related gains/losses on sale of securities.
(2) Source: S&P Global through 2018. Company records for 2019 & 2020.

Lakeland Bancorp, Inc.
16

2020 Quarter 1 Highlights

($mm except per share)	Q1 2019		Q1 2020	
Balance Sheet				
Total Assets	$6,365		$7,014	
Total Loans	4,925		5,332	
Total Deposits	5,065		5,455	
Consolidated Capital (%)				
TCE / TA	8.41	%	8.41	%
Tier 1 Risk-Based Ratio	10.98		10.61	
Total Risk-Based Capital Ratio	13.48		13.04	
Asset Quality (%)				
NPAs/ Loans + OREO[(1)]	0.46	%	0.70	%
NCOs/ Avg Loans	0.02		0.03	
Reserves/ Gross Loans	0.77		0.92	
Profitability				
Net Income	$15.6		$12.4	
Diluted EPS	0.31		0.24	
ROAA	1.02	%	0.76	%
ROAE	9.41		6.77	
Noninterest Inc./ Operating Rev.	10.5		13.8	
Net Interest Margin	3.42		3.28	

- Q1 2020 total assets of $7.01 billion up $302.7 million or 4.5% compared to Q4 2019
- Q1 2020 total loans of $5.33 billion up $190.9 million or 3.7% compared to Q4 2019
- Q1 2020 total deposits of $5.46 billion up $161.4 million or 3.1% compared to Q4 2019
- Q1 2020 net interest margin increased 1 basis point from Q4 2019
- Tangible book value per share of $11.43 up 10% in last 12 months

(1) NPAs include Troubled Debt Restructurings

Lakeland Bancorp, Inc.

17

Strong Capital Position Tangible Common Equity Ratio (%) Total Capital / Risk-Weighted Assets (%) 9.83% 13.61% 13.48% 9.73% 9.54% 13.04% 12.99% 12.81% 8.43% 8.41% 8.41% 12.31% Lakeland Bancorp Lakeland Bank Lakeland Bancorp Lakeland Bank March 31, 2018 March 31, 2019 March 31, 2020 March 31, 2018 March 31, 2019 March 31, 2020 18Strong Capital Position Tangible Common Equity Ratio (%) Total Capital / Risk-Weighted Assets (%) 9.83% 13.61% 13.48% 9.73% 9.54% 13.04% 12.99% 12.81% 8.43% 8.41% 8.41% 12.31% Lakeland Bancorp Lakeland Bank Lakeland Bancorp Lakeland Bank March 31, 2018 March 31, 2019 March 31, 2020 March 31, 2018 March 31, 2019 March 31, 2020 18

Dividend History Cash Dividends Per Share $0.49 CAGR: 10.7% $0.45 $0.40 $0.37 $0.33 $0.29 $0.27 $0.24 5.0% 5.0% Stock Dividends 2012 2013 2014 2015 2016 2017 2018 2019 19Dividend History Cash Dividends Per Share $0.49 CAGR: 10.7% $0.45 $0.40 $0.37 $0.33 $0.29 $0.27 $0.24 5.0% 5.0% Stock Dividends 2012 2013 2014 2015 2016 2017 2018 2019 19

LBAI Executive Summary

We are proud to be characterized as follows:

Industry Recognition

- Recognized by Forbes as the Best Bank in New Jersey in 2019
- Recognized as one of the 50 fastest growing companies by NJ Biz in 2018 & 2019

Positive Stock Performance

- Annual increase in dividends

Above Peer-Level Performance Metrics

- Core Profitability metrics: ROA, ROE, NIM, and efficiency ratio exceed peer averages as of December 31, 2019
- Continued growth in net income and EPS
- Stable low efficiency ratio

Premier NJ Deposit Franchise

- Singular focus on high quality core deposits
- 22% of deposits in DDA, 80% in core (non-time) deposits

Conservative Culture and Operating Philosophy

- Relationship-based community bank
- Track record of successful acquisitions and consistent organic growth
- Conduct business with transparency, honesty and integrity
- Robust risk management infrastructure
- Conservatively underwritten loan and lease portfolio
- Diligent attention to capital management; mindful of all constituencies

Dedicated and Experienced Management Team and Board

- In January 2020, Brian Gragnolati, CEO of Atlantic Health Systems appointed to Board of Directors
- Extensive in-market experience with deep community ties
- Expanded depth of Management Team with larger bank experience

Lakeland Bancorp, Inc.
20

250 Oak Ridge Road | Oak Ridge, NJ 07438 | t: 973-697-2000 | LakelandBank.com | Stock symbol: LBAI250 Oak Ridge Road | Oak Ridge, NJ 07438 | t: 973-697-2000 | LakelandBank.com | Stock symbol: LBAI